--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2002. The net asset value at that date was $13.83. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of -4.7%. This compares to the NAREIT Equity REIT Index's* total return of -9.1%. For the nine months, the fund's total return was 6.9%, compared to NAREIT's 3.4%.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. Even with their disappointing absolute performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both commercial and residential. Whereas interest rates are at generational lows, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

    Just as much of corporate America is having trouble increasing prices, many landlords too are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction (with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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    There are exceptions, of course, though very few. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Retail REITs, consequently, have had the best earnings growth this year -- as well as the best stock price performance -- though fears of a retrenchment in consumer spending are causing some analysts to question the sustainability of retail REITs' earnings growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as apartment, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded prospect of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to have coincided with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meanwhile, vacancy rates have stabilized for many major property types, new construction has plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. This is especially true for most publicly traded REITs, which have taken advantage of favorable debt markets to strengthen their balance sheets. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, price appreciation has barely kept pace with earnings growth. As a result, REITs today are near the lowest level of their historic valuation range with respect to price/cash flow multiples and discounts from net asset values. In addition, REIT dividend yields are at all-time-wide spreads relative to fixed income instruments. While these discounted valuations may at first appear to be consistent with weakening fundamentals, we believe they have been overdone given our expectation of a stabilizing (if not expanding) economy.

    The only major strategic change we have made in the recent quarter is that we have taken a substantial underweight position in the apartment sector due to the combination of a deteriorating supply and demand situation and relative valuation. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has permanence, produces cash income and has growth potential. In the uncertain environment that pervades the

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------
financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,

             Martin Cohen                          Robert Steers
             MARTIN COHEN                          ROBERT H. STEERS
             President                             Chairman

                               Greg Brooks
                               GREG E. BROOKS
                               Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM
    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
              So visit us today at COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                            NUMBER                    DIVIDEND
                                                           OF SHARES      VALUE        YIELD(1)
                                                           ---------   ------------   --------
EQUITIES                                         94.94%
  COMMON STOCK                                   72.88%
    DIVERSIFIED                                   2.32%
         Colonial Properties Trust......................     82,100    $  2,970,378      7.30%
                                                                       ------------
    HEALTH CARE                                   7.99%
         Health Care Property Investors.................     63,900       2,722,140      7.70
         Nationwide Health Properties...................    219,500       3,742,475     10.79
         Ventas.........................................    281,700       3,760,695      7.12
                                                                       ------------
                                                                         10,225,310
                                                                       ------------
    INDUSTRIAL                                    5.12%
         First Industrial Realty Trust..................     98,800       3,061,812      8.78
         Keystone Property Trust........................     40,900         680,576      7.81
         ProLogis.......................................    112,500       2,802,375      5.70
                                                                       ------------
                                                                          6,544,763
                                                                       ------------
    OFFICE                                       23.42%
         Arden Realty...................................    160,000       3,784,000      8.54
         Brandywine Realty Trust........................    232,900       5,251,895      7.80
         CarrAmerica Realty Corp........................     51,000       1,283,670      7.95
         Crescent Real Estate Equities Co...............    228,400       3,585,880      9.55
         Equity Office Properties Trust.................    152,300       3,932,386      7.75
         Highwoods Properties...........................    171,100       4,003,740     10.00
         Mack-Cali Realty Corp..........................    132,500       4,257,225      7.84
         Prentiss Properties Trust......................    133,600       3,866,384      7.74
                                                                       ------------
                                                                         29,965,180
                                                                       ------------
    OFFICE/INDUSTRIAL                             6.38%
         Kilroy Realty Corp.............................     56,600       1,341,986      8.35
         Liberty Property Trust.........................    135,600       4,203,600      7.74
         Reckson Associates Realty Corp. -- Class B.....    110,000       2,612,500     10.91
                                                                       ------------
                                                                          8,158,086
                                                                       ------------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                            NUMBER                    DIVIDEND
                                                           OF SHARES      VALUE        YIELD(1)
                                                           ---------   ------------   --------
    RESIDENTIAL -- APARTMENT                     10.92%
         Apartment Investment & Management
           Co. -- Class A...............................     92,900    $  3,609,165      8.44%
         Camden Property Trust..........................     58,800       1,949,220      7.66
         Gables Residential Trust.......................     83,200       2,222,272      9.02
         Home Properties of New York....................     41,400       1,345,500      7.38
         Post Properties................................     73,200       1,901,736     12.01
         Summit Properties..............................     87,900       1,705,260      9.79
         United Dominion Realty Trust...................     78,000       1,240,980      6.98
                                                                       ------------
                                                                         13,974,133
                                                                       ------------
    SHOPPING CENTER                              16.73%
      COMMUNITY CENTER                            3.47%
         Developers Diversified Realty Corp.............     55,600       1,223,756      6.91
         Federal Realty Investment Trust................     67,200       1,814,400      7.19
         Kramont Realty Trust...........................     46,600         689,680      8.78
         Urstadt Biddle Properties -- Class A...........     60,000         706,800      6.96
                                                                       ------------
                                                                          4,434,636
                                                                       ------------
      REGIONAL MALL                              13.26%
         CBL & Associates Properties....................     65,700       2,545,875      5.73
         General Growth Properties......................     36,800       1,895,200      5.59
         Glimcher Realty Trust..........................     66,100       1,238,714     10.25
         Macerich Co....................................     81,100       2,512,478      7.10
         Mills Corp.....................................    110,600       3,280,396      7.38
         Simon Property Group...........................    113,100       4,041,063      6.16
         Taubman Centers................................    102,400       1,457,152      7.17
                                                                       ------------
                                                                         16,970,878
                                                                       ------------
         TOTAL SHOPPING CENTER..........................                 21,405,514
                                                                       ------------
             TOTAL COMMON STOCK (Identified
                cost -- $83,073,769)....................                 93,243,364
                                                                       ------------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                            NUMBER                    DIVIDEND
                                                           OF SHARES      VALUE        YIELD(1)
                                                           ---------   ------------   --------
  PREFERRED STOCK                                22.06%
    DIVERSIFIED                                   1.93%
         Colonial Properties Trust, 8.75%, Series A.....     98,800    $  2,472,964      8.75%
                                                                       ------------
    HEALTH CARE                                   2.82%
         (2)Nationwide Health Properties, 7.677%,
           Series P.....................................     47,000       3,608,425     10.00
                                                                       ------------
    HOTEL                                         0.12%
         FelCor Lodging Trust, 9.00%, Series B..........      2,000          48,800      9.22
         Host Marriott Corp. 10.00%, Series C...........      4,000         100,680      9.93
                                                                       ------------
                                                                            149,480
                                                                       ------------
    OFFICE                                        5.73%
         Alexandria Real Estate Equities, 9.10%,
           Series B.....................................     13,900         365,987      8.66
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible).......................     75,500       1,457,150      8.76
         HRPT Properties Trust, 8.75%, Series B.........     52,800       1,313,136      8.81
         (2)Highwoods Properties, 8.625%, Series A......      4,300       4,198,413      8.83
                                                                       ------------
                                                                          7,334,686
                                                                       ------------
    RESIDENTIAL -- APARTMENT                      5.91%
         Apartment Investment & Management Co., 9.00%,
           Series C.....................................     44,000       1,093,400      9.05
         Apartment Investment & Management Co., 8.75%,
           Series D.....................................     10,000         242,600      8.99
         Apartment Investment & Management Co., 9.375%,
           Series G.....................................    173,200       4,470,292      9.07
         Apartment Investment & Management Co., 10.10%,
           Series Q.....................................     25,000         652,250      9.70
         Apartment Investment & Management Co., 10.00%,
           Series R.....................................     18,100         473,315      9.56
         BRE Properties, 8.08%, Series B................     24,300         624,510      7.86
                                                                       ------------
                                                                          7,556,367
                                                                       ------------
    SHOPPING CENTER -- REGIONAL MALL              5.55%
         CBL & Associates Properties, 8.75%,
           Series B.....................................     13,000         684,450      8.32
         Crown American Realty Trust, 11.00%,
           Series A.....................................     55,400       3,074,700      9.91
         Taubman Centers, 8.30%, Series A...............    139,500       3,348,000      8.67
                                                                       ------------
                                                                          7,107,150
                                                                       ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $25,797,285)....................                 28,229,072
                                                                       ------------
             TOTAL EQUITIES (Identified
                cost -- $108,871,054)...................                121,472,436
                                                                       ------------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                            PRINCIPAL
                                                              AMOUNT        VALUE
                                                            ----------   ------------
CORPORATE BOND                                   0.50%
         (2)Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,654)..............      $  600,000   $    643,500
                                                                         ------------
COMMERCIAL PAPER                                 4.02%
         United Bank of Switzerland Financial,
           1.88%, due 10/01/02
           (Identified cost -- $5,140,000)............       5,140,000      5,140,000
                                                                         ------------
TOTAL INVESTMENTS (Identified cost --
  $114,611,708)...............................   99.46%                   127,255,936
OTHER ASSETS IN EXCESS OF LIABILITIES.........    0.54%                       691,706
                                                ------                   ------------
NET ASSETS (Equivalent to $13.83 per share
  based on 9,249,159 shares of capital stock
  outstanding)................................  100.00%                  $127,947,642
                                                ------                   ------------
                                                ------                   ------------

-------------------
(1) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

(2) Security trades infrequently. The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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                             FINANCIAL HIGHLIGHTS(3)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2001.............                $124,063,664            $13.41
    Net investment income...................  $ 6,474,026                  $ 0.70
    Net realized and unrealized gain on
       investments..........................    4,069,066                    0.44
    Distributions from net investment
       income...............................   (6,659,114)                  (0.72)
                                              -----------                  ------
Net increase in net asset value.............                   3,883,978              0.42
                                                            ------------            ------
End of period: 9/30/2002....................                $127,947,642            $13.83
                                                            ------------            ------
                                                            ------------            ------

-------------------
(3) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS(4)
                 (PERIODS ENDED SEPTEMBER 30, 2002) (UNAUDITED)

                       SINCE INCEPTION
ONE YEAR  FIVE YEARS      (9/27/93)
--------  ----------   ---------------
 13.13%     5.29%           9.87%

-------------------
(4) Based on net asset value.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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
                       MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

               FOR CAPTIAL APPRECIATION:                              FOR TOTAL RETURN:

                     COHEN & STEERS                                    COHEN & STEERS
                  SPECIAL EQUITY FUND                           INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
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
OFFICERS AND DIRECTORS                 KEY INFORMATION
Robert H. Steers                       INVESTMENT ADVISER
Director and chairman                  Cohen & Steers Capital Management,
Martin Cohen                           Inc.
Director and president                 757 Third Avenue
Gregory C. Clark                       New York, NY 10017
Director                               (212) 832-3232
Bonnie Cohen                           FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
George Grossman                        225 Franklin Street
Director                               Boston, MA 02110
Richard J. Norman                      TRANSFER AGENT
Director                               Equiserve Trust Company
Willard H. Smith Jr.                   150 Royall Street
Director                               Canton, MA 02021
Adam Derechin                          (800) 426-5523
Vice president and assistant treasurer LEGAL COUNSEL
Lawrence B. Stoller                    Simpson Thacher & Bartlett
Assistant secretary                    425 Lexington Avenue
                                       New York, NY 10017
                                       New York Stock Exchange Symbol: RFI
                                       Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       12

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


COHEN & STEERS
TOTAL RETURN REALTY FUND


----------------------------
QUARTERLY REPORT
SEPTEMBER 30, 2002